Exhibit 10.3

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FOURTH AMENDMENT
TO TERM NOTE

THIS FOURTH AMENDMENT TO TERM NOTE (this “Fourth Amendment”) is made as of May 15, 2010, by and among EF JOHNSON TECHNOLOGIES, INC. (formerly known as EFJ, Inc.), a Delaware corporation, E.F. JOHNSON COMPANY, a Minnesota corporation (successor-by-merger to Transcrypt International, Inc.), and 3e TECHNOLOGIES INTERNATIONAL, INC., a Maryland corporation (collectively, jointly and severally, the “Borrower”) and BANK OF AMERICA, N.A., a national banking association (the “Lender”).

RECITALS

A.                                   The Borrower is obligated to the Lender with respect to a term loan (the “Term Loan”) evidenced by that certain Term Note dated as of July 11, 2006, as amended by that certain First Amendment to Term Note dated as of March 10, 2008, and as further amended by that certain Second Amendment to Term Note dated as of March 16, 2009, and as further amended by that certain Third Amendment to Term Note dated as of March 1, 2010, made by the Borrower payable to the Lender in the original principal amount of Fifteen Million and 00/100 Dollars ($15,000,000.00) (as amended and in effect, the “Term Note”).

B.                                     The Term Note evidences the Borrower’s obligations to repay advances of principal made by the Lender under a Revolving Line of Credit Loan Agreement and Security Agreement, dated as of November 15, 2002, as amended by that certain First Amendment to Revolving Line of Credit Loan Agreement and Security Agreement dated as of September 13, 2004, and as further amended by that certain Second Amendment to Revolving Line of Credit Loan Agreement and Security Agreement dated as of July 11, 2006, and as further amended by that certain Third Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of March 6, 2007, and as further amended by that certain Fourth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of March 10, 2008, and as further amended by that certain Fifth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of March 16, 2009, and as further amended by that certain Sixth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of March 1, 2010  (as amended and in effect, the “Loan Agreement”).  The Term Note is governed, in part, by certain provisions of the Loan Agreement.

C.                                     Contemporaneously with the execution and delivery of this Fourth Amendment, the Borrower and the Lender are entering into that certain Seventh Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of May 15, 2010 (the “Loan Agreement Amendment”).  The Loan Agreement Amendment, among other things, further amends the Loan Agreement (1) to provide for the waiver of certain financial covenants for the fiscal quarter of the Borrower ending June 30, 2010, (2) to require additional principal payments on the Term Note, and (3) for certain other purposes.

D.                                    In connection therewith, the Borrower and the Lender desire to, among other things, amend the Term Note to extend the maturity of the Term Note.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.             Capitalized Terms. Capitalized terms used in this Fourth Amendment but not defined herein have the meanings ascribed to them in the Term Note.

2.             Ratification of Term Note; Further Assurances.  The Borrower hereby ratifies, confirms, and reaffirms all and singular the terms and conditions of the Term Note.  The Borrower further acknowledges and agrees that (a) except as specifically amended in this Fourth Amendment, all terms and conditions of the Term Note shall remain in full force and effect and (b) the Borrower has no offsets or defenses to its obligations under the Term Note.  The Borrower shall from and after the date of the execution of this Fourth Amendment, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender may require to give effect to the terms and conditions of this Fourth Amendment.

3.             Amendment to Term Note.   Effective as of the date of the execution of this Fourth Amendment, Section 2 of the Term Note entitled “Payments and Maturity” is hereby deleted in its entirety and the following inserted in its place:

“2.                                 Payments and Maturity.  The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

a.             interest shall be due and payable quarterly, commencing on the first day of the first calendar quarter after the date of this Note, and on the first day of each succeeding calendar quarter.

b.             unless sooner paid, the unpaid Principal Sum, together with all interest accrued and unpaid thereon, and all other amounts owing under this Note shall be due and payable in full on August 31, 2010 (the “Maturity Date”).  If the Loan Agreement provides for Borrower to make additional payments on account of the Principal Sum from time to time, Borrower promises to make those payments at the time and in the manner specified in the Loan Agreement.  Notwithstanding the foregoing Maturity Date and provided no “Event of Default” (as hereinafter defined) has occurred, Lender may (by written notice delivered to Borrower), as determined in Lender’s sole and absolute discretion, elect to extend the Maturity Date upon such terms and conditions as may be acceptable to Lender, in Lender’s sole and absolute discretion.  Borrower shall, upon request of Lender, execute all documents and take all action necessary or requested by Lender to effectuate or evidence such extension, all at the sole cost of Borrower.”

4.             Confession of Judgment.  The Borrower hereby appoints or reappoints (as the case may be) Joseph P. Corish and Jennifer A. Brust, and each of them, as the Borrower’s true and lawful attorneys-in-fact, for the Borrower, in the Borrower’s name, place and stead, to confess judgment against the Borrower, following the occurrence of an Event of Default, in the office of the Clerk of the Circuit Court of Montgomery County, Maryland, for the outstanding principal balance owing under the Term Note, as amended hereby, together with interest, late payment charges, court costs, and attorneys’ fees of fifteen percent (15.0%) of the then outstanding principal balance, hereby ratifying and confirming the acts of said attorneys-in-fact as if done by the Borrower.  Notwithstanding the amount confessed for attorneys’ fees, the Lender agrees that enforcement of the judgment for such attorneys’ fees so confessed shall not exceed the amount of fees and expenses actually charged by counsel for the Lender for services rendered by counsel in connection with the confession of such judgment and the collection of the sums owing by the Borrower to the Lender.  The Borrower consents to immediate execution of any such confessed judgment and waives the benefit of any exemption laws.  Any provisions set forth hereafter regarding arbitration of disputes between the Borrower and the Lender shall not be deemed to limit the Lender’s right to have the attorneys-in-fact named in this paragraph confess judgment against the Borrower in favor of the Lender following the occurrence of an Event of Default.

5.             Arbitration; Waiver of Jury Trial.  The Provisions of the Loan Agreement specifying that certain disputes between the Borrower and the Lender shall be resolved by binding arbitration and that the Borrower and the Lender waive any present or future right that they may have to a trial by jury are incorporated by reference into the Term Note and shall have the same force and effect as if fully set forth in the Term Note.

6.             Lender Consent. The Lender has executed this Fourth Amendment for the sole purpose of evidencing its consent hereto, and not for the purpose of becoming liable on the Term Note as a co-maker, endorser, or guarantor.

7.             No Oral Agreements.  This Fourth Amendment constitutes the entire agreement of the parties concerning the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten or oral agreements between the parties.

8.             Illegality or Unenforceability.  Any determination that any provision or application of this Fourth Amendment is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Fourth Amendment.

9.             Counterparts.  This Fourth Amendment may be executed in multiple identical counterparts, each of which when duly executed shall be deemed an original, and all of which shall be construed together as one agreement.  This Fourth Amendment will not be binding on or constitute evidence of a contract between the parties hereto until such time as a counterpart has been executed by such party and a copy thereof is delivered to each other party to this Fourth Amendment.

(Signatures and Notary Acknowledgments on following pages)

IN WITNESS WHEREOF, the undersigned have duly executed this Fourth Amendment to Term Note as of the day and year first hereinabove set forth, the Lender having signed for the sole purpose of evidencing its consent to the amendments herein contained and not for the purpose of becoming liable on the Term Note as a co-maker, endorser, or guarantor.

EF JOHNSON TECHNOLOGIES, INC., a Delaware corporation (formerly known as EFJ, INC.)

		By:	/s/ Jana Ahlfinger Bell	(SEAL)
Name: Jana Ahlfinger Bell
Title: Executive Vice President and Chief Financial Officer

State of Texas	)
County of Dallas	) To Wit:

Acknowledged before me by Jana Ahlfinger Bell as Executive Vice President and Chief Financial Officer of EF Johnson Technologies, Inc. (formerly known as EFJ, Inc.), a Delaware corporation, this 15th of May, 2010.

/s/ Elaine Flud Rodriguez
Notary Public

My commission expires: 09/23/2013
My registration number: 00138409-5

E.F. JOHNSON COMPANY, a Minnesota corporation

		By:	/s/ Jana Ahlfinger Bell	(SEAL)
Name: Jana Ahlfinger Bell
Title: Chief Financial Officer

State of Texas	)
County of Dallas	) To Wit:

Acknowledged before me by Jana Ahlfinger Bell as Chief Financial Officer of E.F.  Johnson Company, a Minnesota corporation, this 15th of May, 2010.

/s/ Elaine Flud Rodriguez
Notary Public

My commission expires: 09/23/2013
My registration number: 00138409-5

3e TECHNOLOGIES INTERNATIONAL, INC., a Maryland corporation

		By:	/s/ Jana Ahlfinger Bell	(SEAL)
Name: Jana Ahlfinger Bell
Title: Chief Financial Officer

State of Texas	)
County of Dallas	) To Wit:

Acknowledged before me by Jana Ahlfinger Bell as Chief Financial Officer of 3e Technologies International, Inc., a Maryland corporation, this 15th of May, 2010.

/s/ Elaine Flud Rodriguez
Notary Public

My commission expires: 09/23/2013
My registration number: 00138409-5

BANK OF AMERICA, N.A., a national banking association

		By:	Fred P. Lucy, II	(SEAL)
Name: Fred P. Lucy, II
Title: Sr. Vice President

State of Rhode Island	)
County of Providence	) To Wit:

Acknowledged before me by Fred P. Lucy, II as Sr. Vice President of Bank of America, N.A., this 14th day of May, 2010.

Jane A. Martin
Notary Public

My commission expires: 2/12/14
My registration number: 42760